EXHIBIT 99.1
February 2006

Forward looking statements Certain of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits of the merger to Pinnacle and Cavalry, future financial and operating results and Pinnacle's plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the risk that the cost savings and any revenue synergies from the merger may be realized or take longer than anticipated, disruption from the merger with customers, suppliers or employee relationships, the risk of successful integration of the two businesses, and the ability to obtain required governmental approvals of the proposed terms and anticipated schedule. Additional factors which could affect the forward looking statements can be found in the Annual Reports on Form 10-K, the Quarterly Reports on Form 10-Q, Current Reports on Form 8-K of both Pinnacle and Cavalry and the joint proxy statement prospectus filed by Pinnacle with the Securities and Exchange Commission and available on the Commission's website set forth on the next slide. Pinnacle and Cavalry disclaim any obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statements

Additional information and where to find It This communication is not a solicitation of a proxy from any security holder of Pinnacle Financial Partners, Inc. or Cavalry Bancorp, Inc. Pinnacle has filed a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") in connection with the merger of Pinnacle and Cavalry. The Form S-4 contains a joint proxy statement/prospectus and other documents which disclose important information about Pinnacle, Cavalry, the merger and related matters. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 211 Commerce Street, Suite 300, Nashville, TN 37201, Attention: Investor Relations ((615) 744-3710) or Cavalry Banking Corp., 114 West College Street, P.O. Box 188, Murfreesboro, TN 37133, Attention: Investor Relations ((615) 849-2272). This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Safe Harbor Statements

High growth, one-bank holding company Headquartered in Nashville, Tennessee Only 5 years old Total assets at December 31, 2005 - $1.02 billion Market cap at January 31, 2006 - $25.55 per share = $215 million Insider ownership - 13% Institutional and mutual fund ownership - 39% Reliable track record of growth and execution Definitive agreement to acquire CAVB - expected to close before March 31, 2006 Source: Nasdaq, finance. yahoo.com Company Profile

Largest, locally-owned financial institution in Nashville Fastest growing of 185 banks chartered in the US during 2000 Opened 8 branch offices in 5 years Hired 155 experienced associates Retained 94% of associates annually Received recognition as the Best Place to Work in Nashville by the Nashville Business Journal for three consecutive years Company Profile Achievements (exclusive of CAVB)

Total Deposits (EOP) Total Loans (EOP) Total Assets (EOP) Net Income Company Profile Reliable Track Record $2.238M $810M $648M $1.02B

Net Charge Offs Allowance to Total Loans (EOP) Non Accrual Loans to Total Loans Weighted Average Commercial Loan Risk Rating 10 point scale: 1 through 6 = "pass" credits 7 through 10 = criticized / classified 0.07% 3.8 Company Profile Reliable Track Record 1.21% (0.01)%

2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Plan 100 200 300 400 500 600 700 800 900 1000 Actual 175 305 498 727 1000 Asset Growth versus Commitments Targets established in 6/02 prospectus Company Profile Reliable Track Record

Stockholders' equity as of December 31, 2005 $ 63,436,000 Shares outstanding 8,427,000 Book value / share $ 7.53 12/31 1/31 Closing price $24.98 $25.55 Price to tangible book value / share 332% 339% Price to 2005 actual FDEPS ($0.85 per share*) 30 30 Price to 2006 projected FDEPS ($1.18 per share*) 21 22 Valuation Summary * Source: finance.yahoo.com

Earnings growth projections by several of the most respected analysts in our space support premium valuations. Valuation Summary Analysts Forecasts for 06, 07 Earnings Growth

Valuation Summary High Growth Peer Group Comparisons Excellent value based on asset and earnings growth profile

The Nashville Market Large, fast growing, metropolitan market Vulnerable Competition Extremely attractive competitive landscape Strategy for Continued Rapid Growth Integrate Cavalry Leverage existing capacity and continue to add capacity Growth Opportunity

Current Size and Growth Dynamics Size 38th largest MSA 1.3 million population $25 billion deposits Growth 18th fastest growing population 4th fastest growing per capita income Source: U.S. Census, FDIC Nashville - Large, Fast Growing, Metropolitan Market Growth Opportunity

America's hottest market (for relocating or expanding) Hottest headquarters MSA for the 21st century Top 10 economic development agency Five star city for logistics Top 10 digital city Least costly city for businesses Top 10 city for African-Americans to live, work and play America's friendliest city Source: Site Selection, Business Facilities, Expansion Management, Southern Business and Development, KPMG, Black Enterprise, Travel & Leisure / Travel Channel Growth Opportunity Future Growth Predictors Nashville - Large, Fast Growing, Metropolitan Market

Source: SNL Growth Opportunity Nashville - Large, Fast Growing, Metropolitan Market PNFP/CAVB Footprint

Growth Opportunity County Total Population 2005 (Actual) Projected Population Change 2005-2010 (%) Median HH Income 2005 ($) Projected HH Income Change 2005-2010 (%) Rutherford 222,607 21.04 51,974 12.34 Davidson 596,717 6.16 45,854 14.78 Williamson 150,546 17.35 80,324 16.55 Sumner 143,813 9.49 52,180 14.46 Source: SNL Financial LC Nashville - Large, Fast Growing, Metropolitan Market

Extremely Attractive Competitive Landscape Market Share - Nashville MSA - June 2005 Growth Opportunity Total Deposits Total Deposits Total Share Total Share 2005 Share 2005 Share Rank Institution ($000) ($000) (%) (%) Growth Growth 1 SunTrust Bank $ 4,479,997 $ 4,479,997 17.77% 17.77% (.06) (.06) 2 AmSouth Bank 4,471,960 4,471,960 17.74% 17.74% (1.04) (1.04) 3 Bank of America (NA) 4,091,501 4,091,501 16.23% 16.23% .66 .66 4 Regions Bank 1,630,102 1,630,102 6.47% 6.47% (.11) (.11) 5 First Tennessee Bank (NA) 1,276,541 1,276,541 5.06% 5.06% .50 .50 Proforma Company 1,206,572 1,206,572 4.79% 4.79% .88 .88 6 Fifth Third Bank (NA) 908,257 908,257 3.60% 3.60% .06 .06 7 US Bank National Assn 903,409 903,409 3.58% 3.58% (.11) (.11) 8 Wilson Bank & Trust 769,314 769,314 3.05% 3.05% .38 .38 9 Pinnacle National Bank 692,779 692,779 2.75% 2.75% .73 .73 10 Cumberland Bank 559,126 559,126 2.22% 2.22% .19 .19 11 Cavalry Banking 513,793 513,793 2.04% 2.04% .16 .16 12 Bank of Nashville 472,979 472,979 1.88% 1.88% .21 .21 Source: FDIC

6/30/1995 6/3/1996 6/30/1997 6/30/1998 6/30/1999 6/30/2000 6/30/2001 6/30/2002 6/1/2003 6/1/2004 6/1/2005 AmSouth 24.09 23.96 24.52 26.23 27.63 23.3 19.8 18.6 18.9 18.8 17.7 SunTrust 21.28 20.65 20.95 19.17 18.13 19.67 19.46 20.07 18.56 17.8 17.8 B of A 20.02 18.63 17.08 16.67 16.36 15.3 16.6 16.1 16.7 15.6 16.2 Community Banks 9.49 10.57 12.06 13.24 14.45 16.6 20.7 22.7 23.12 24.13 26.62 Source: FDIC Extremely Attractive Competitive Landscape Market Share of Deposits in the Nashville MSA Growth Opportunity

Acceleration in targeted market Increased size and scale Enhanced franchise value Enhanced geographic market Accretion to earnings Increased float Lower cost source of funding Improved revenue diversification Potential for dramatic earnings growth CAVB Transaction Rationale Growth Opportunity Continued Growth - Integrate Cavalry

CAVB GROWTH PROFILE 4 Year CAGR Loans 15.8 % Deposits 10.7 % Net income before nonrecurring (*) 21.9% 2005 Growth Rate Loans 17.4 % Deposits 13.1 % Net income before nonrecurring (*) 65.8 % How can PNFP extend its dramatic growth? CAVB and Rutherford County, TN provide significant growth opportunity Continued Growth - Integrate Cavalry Growth Opportunity (*) Net income before nonrecurring charges exclude certain pretax charges as described in Note 1 on slide 44.

1997 1998 1999 2000 2001 2002 2003 2004 (1) 2005 Q2 2005 (1) 2005 Q2 Loans 187 266.1 379.9 511.6 605.8 630 8.41 7.69 Net Interest Income 10757 11702 14706 15459 16064 16320 19513 21244 10840 42700 Net Income 2975 2388 2952 8276 4117 4494 4839 2480 8024 6039 What is the current earnings capacity of CAVB? Growth Opportunity Continued Growth - Integrate Cavalry (*) Earnings amounts noted above exclude certain pretax charges as described in Note 1 on slide 44.

What is the current earnings capacity of CAVB? Growth Opportunity Continued Growth - Integrate Cavalry PNFP CAVB Net Charge Offs Return on Assets (*) Net Interest Margin (*) Return on assets calculation reflects net income before nonrecurring charges which excludes certain pretax charges as described in Note 1 on slide 44.

Strong commercial focus to CAVB Treasury management services to CAVB Insurance services to PNFP Merchant services to PNFP Various retail product initiatives to PNFP Brokerage services to CAVB Residential construction lending to PNFP Continued Growth - Integrate Cavalry Potential Revenue Synergies Not Included in Synergy Case Growth Opportunity

Significant room to grow market share in Nashville Increase in the number of branch offices Increase in the number of Financial Advisors Urban community bank with significant potential for market extension Growth Opportunity ? 2. Knoxville Leverage Existing Capacity and Continue to Add Capacity

Maintain soundness Harvest robust pipelines Execute disciplined merger integration plan Continue to capitalize on consolidation related turmoil Continue to invest for future growth People Markets / Offices Infrastructure Remain "well capitalized" Significant trust preferred capacity available Our Plan for the Future

Large, rapidly-growing, metropolitan market Extremely attractive competitive landscape Seasoned management and team of professionals Existing capacity should yield above average growth Continued addition of new markets and people Strong asset quality Why Pinnacle?

Appendices

Fully diluted calculations Based on PNFP closing price on September 30, 2005 of $25.18 per share Fixed exchange ratio 0.95 shares of PNFP for each share of CAVB Anticipated closing First Quarter 2006 - Termination date of March 31, 2006 Consideration 100% Stock; Tax-free exchange for CAVB shareholders CAVB ownership of PNFP (1) 42% Aggregate purchase price (1) $175.5 million Purchase price per CAVB share $23.92 Premium to Sept. 30, 2005 CAVB price per share 22.0% Combined market capitalization $353.2 million As of Announcement Date September 30, 2005 (2) Transaction Summary

Price / 2005 annualized earnings (+) 21.2x 26.6x (*) Price / book value (++) 302% 311% Price / tangible book value (++) 311% 327% PNFP / CAVB Average of Similar "All Stock" Transactions (#) # Average results based on RJA SNL database consisting of 12 "all stock" merger transactions since January 1, 2000 for sellers with assets between $500 million and $1.5 billion. * Trailing last twelve months. + Based on annualized earnings of $0.73 for 2005 for CAVB. ++ Book value and tangible book value for CAVB as of September 30, 2005. Sept. 30, 2005 Transaction Summary

December 2005 Loan Portfolios "CAVB is not your father's thrift" PNFP December 2005 Funding Mix PNFP Pro Forma CAVB CAVB Pro Forma

(As of December 31, 2005 - dollars in thousands) (1) Includes estimated anticipated impact of pro forma purchase accounting adjustments. Pro Forma Company

Synergy case considers cost savings from both CAVB and PNFP. PNFP's plans for 2006 and 2007 contemplated additional space requirements and hiring of additional support staff. With the CAVB acquisition, PNFP can leverage CAVB's experienced staff and less expensive space to support both PNFP and CAVB's growth plans. Pretax amounts 2006 2007 (1) Compensation and benefits $2.8 mm $3.5 mm Operations (2) $1.2 mm $1.9 mm Administrative and other $0.6 mm $0.8 mm Totals $4.6 mm $6.2 mm Merger Execution 2007 amounts increase due to partial year cost savings in 2006 for several items. Operations includes technology, equipment and space savings.

OTHER ITEMS Pretax amounts 2006 Total identified synergies $ 4.6 mm Anticipated intangible amortization $ (2.2) mm Other (*) $ (1.1) mm Totals $ 1.3 mm (*) Primarily merger financing costs Merger Execution

Compensation and benefits (1) $10.8 mm Transaction fees and costs $2.5 mm Operations (2) $1.7 mm Administrative and other $1.0 mm Totals $16.0 mm (1) Compensation and benefits are primarily associated with change of control provisions in employment and severance agreements and retirement plans. (2) Costs are primarily related to assets which offer no future value to the combined firm. Merger Execution

CAVB executive management engaged Other key social issues decided Conservative cost saving assumptions No revenue enhancements assumed No branch overlap Low risk balance sheet; strong credit quality and reliance on core funding Franchise with similar vision and culture to Pinnacle Merger Execution

Increased Size and Scale Proforma assets of $1.8 billion (at Dec. 31, 2005) Proforma market cap of approximately $400 million Largest independent institution headquartered in Nashville Second largest independent institution in the state of Tennessee 17 offices in the most ideal trade areas in Middle Tennessee 6th largest Nashville MSA market share with potential to move to 4th in 12 - 18 months Double lending capacity The Transaction Rationale

Enhanced Franchise Value $1.6 billion in assets and 17 offices in advantaged trade areas would attract the largest acquirers and potentially enhance "take-over" premium Elimination of CAVB reduces potential acquisition targets in the Nashville MSA which should increase scarcity value The Transaction Rationale

Enhanced Geographic Market Rutherford is the 5th largest county in Tennessee Rutherford is the fastest growing county in Tennessee in terms of population Rutherford has been the fastest growing county in the entire U.S. for the last three quarters in terms of job growth PNFP had plans to enter Murfreesboro / Rutherford County on a denovo basis before 2005 year-end The Transaction Rationale

Accretion to Earnings Modest synergy case Anticipated $0.05 impact to 2006 GAAP earnings Experienced management team The Transaction Rationale

Increased Float Proforma shares outstanding would increase from 8.4 million shares to 15.6 million shares Proforma market cap would approximate $400+ million The Transaction Rationale

Lower Cost Source of Funding PNFP CAVB Core deposits / total deposits 70% 81% 4Q05 average cost of deposits 2.82% 1.96% 4Q05 net interest margin 3.58% 4.55% The Transaction Rationale

Improved Revenue Diversification Percent 2005 Total Revenue PNFP CAVB Spread income 84% 66% Deposit charges 3% 16% Investment sales commissions 5% 1% Mortgage (origination and servicing) 3% 4% Insurance sales commissions - 6% Fiduciary fees - 3% Other 5% 4% The Transaction Rationale

CAVB Historical Balance Sheet

CAVB Historical Income Statement Amounts and ratios exclude certain non-recurring expenses as noted above. In 2001, Cavalry incurred $2.5 million in charges to terminate a management compensation plan; in 2004, Cavalry incurred $5.3 million in charges to fully fund its Employee Stock Ownership Plan; and in 2005, Cavalry recorded $1.8 million in charges associated with its merger with Pinnacle Financial Partners, Inc. We believe that presentation of information in this format is more meaningful. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding the performance of Cavalry's core business, excluding certain one-time expenditures that are not expected to occur again in future periods.